EXHIBIT 99.4







Ambac                                       Ambac Assurance Corporation
                                            One State Street Plaza, 15th Floor
                                            New York, New York 10004
                                            Telephone: (212) 668-0340

Certificate Guaranty Insurance Policy

Insured Obligations:                                  Policy Number: ABO985BE

CWHEQ Revolving Home Equity Loan Trust,
Series 2006-C, Revolving Home Equity Loan
Asset-Backed Notes, Series 2006-C, Class A Notes

                                                      Premium:

                                                      As specified in the
                                                      endorsement attached
                                                      hereto and made a part
                                                      hereof.

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

                               [CORPORATE SEAL]

/s/ Robert J. Genader                             /s/ Anne G. Gill
President                                         Secretary

                                                  /s/ Patrick McCormick
Effective Date:   March 30, 2006                  Authorized Representative

     IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

First Vice President                              Assistant Secretary

/s/ Patrick McCormick                             /s/ Kathleen Drennen
----------------------------------                ----------------------------

          Patrick McCormick
          First Vice President

                                                                EXECUTED VERSION
                                                                ================




              CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy No. AB0985BE                                       March 30, 2006
issued to:

JPMorgan Chase Bank, National Association, as Indenture Trustee on behalf of, and for the benefit of the Holders of, the Revolving Home Equity
Loan Asset Backed Notes, Class A, Series 2006-C


      For all purposes of this Policy, the following terms shall have the following meanings:

      "Aggregate Interest" shall mean, with respect to any Payment Date and each Class of the Class A Notes, the related Note Interest for the Payment Date and the related Unpaid Investor Interest Shortfall (exclusive of any related Basis Risk Carryforward) for the Payment Date.

      "Agreement" shall mean the Indenture (including all Annexes, Exhibits and Schedules thereto).

      "Available Investor Interest" shall mean, with respect to any Payment Date and each Class of the Class A Notes, the sum of the following amounts, but in each case only to the extent they will be available to be applied to make payments to the Class A Notes pursuant to Section 8.03(a)(iii) of the Agreement on the Payment Date:

            (i) the amount of Investor Interest Collections for each Loan Group on deposit in the Collection Account or the Payment Account as of the close of business on the third Business Day preceding the Payment Date,

            (ii) any Crossover Amounts from the unrelated Loan Group available to pay interest on the related Class of the Class A Notes,

            (iii) the funds to be deposited into the Collection Account or the Payment Account as a single deposit on the Business Day preceding the Payment Date in accordance with Section 3.03 of the Sale and Servicing Agreement, as reported by the Master Servicer to the Insurer in the servicing certificate delivered on the preceding Determination Date,

            (iv) the amount on deposit in the Collection Account or the Payment Account for the Payment Date as of the close of business on the preceding Determination Date from optional advances for the related Loan Group by the Master Servicer made pursuant to the Sale and Servicing Agreement, and


Form No.:  2B-00-22-110-ENDNY

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            (v) the amount of the Subordinated Transferor Collections on deposit in the Collection Account or the Payment Account on the third Business Day preceding the Payment Date.

      "Class A Notes" shall mean any Class 1-A Notes and Class 2-A Notes authenticated by the Indenture Trustee substantially in the form of Exhibit A to the Agreement.

       "Credit Enhancement Draw Amount" shall mean, with respect to any Payment Date or other applicable date in accordance with this Policy and the Class A Notes, an amount equal to the sum of:

            (a) the excess of the Guaranteed Payment over the Available Investor Interest for the Payment Date, plus

            (b) any Preference Amount related to the Class A Notes to be paid pursuant to the Policy on the applicable date.

      "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Indenture on the related Payment Date.

      "Guaranteed Payment" shall mean, with respect to any Payment Date and each Class of the Class A Notes, the sum of the Guaranteed Principal Payment Amount and the related Aggregate Interest for each Loan Group.

      "Guaranteed Principal Payment Amount" shall mean for each Class of the Class A Notes:

            (a) on the Scheduled Maturity Date of the Class A Notes, the excess of the outstanding Note Principal Balance of that Class of Class A Notes over the sum of the amounts available for allocations as principal for that Class of Class A Notes from all sources other than the Policy on that Payment Date, including amounts on deposit in the Collection Account and the Payment Account for the related Loan Group available to be distributed to that Class of Class A Notes pursuant to
      Section 8.03(b) of the Agreement and Interest Collections on deposit in the Collection Account and the Payment Account for either Loan Group that are available to pay principal to that Class of Class A Notes pursuant to Section 8.03(b) of the Agreement,

            (b) on any Payment Date on which the Allocated Transferor Interest related to that Class of Class A Notes has been reduced to zero or below, the amount of the excess of the aggregate Note Principal Balance of both Classes of Class A Notes (after giving effect to all allocations and payments of principal to be made on the Class A Notes from all sources other than the Policy on that Payment Date) over the Loan Pool Balance minus Net Draws (at the end of the related Collection Period), and

            (c) on any other Payment Date, zero.

      "Holder" shall mean any person (other than the Sponsor, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor) who is the registered owner or beneficial owner of any of the Class A Notes.


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

      "Indenture" shall mean the Indenture, dated as of March 30, 2006, between CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, as Issuer, JPMorgan Chase Bank, National Association., as Indenture Trustee, and Chase Bank USA, National Association, as Indenture Co-Trustee, as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture.

      "Indenture Trustee" shall mean JPMorgan Chase Bank, National Association, or its successor-in-interest, in its capacity as indenture trustee under the Indenture, or if any successor indenture trustee, then "Indenture Trustee" shall also mean such successor indenture trustee subject to the provisions thereof.

      "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of March 30, 2006, by and among the Insurer, Countrywide Home Loans, Inc., as Sponsor, Seller and Master Servicer, the Depositor, the Issuer, JPMorgan Chase Bank, National Association, as Indenture Trustee, and Chase Bank USA, National Association, as Indenture Co-Trustee.

      "Insurance Policy" or "Policy" shall mean the Certificate Guaranty Insurance Policy No. AB0985BE together with each and every endorsement thereto.

      "Insured Amounts" shall mean, with respect to any Payment Date, the Credit Enhancement Draw Amount for such Payment Date.

      "Insured Payment" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

      "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

      "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2%, and (ii) the then applicable highest rate of interest on any of the Class A Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

      "Nonpayment" shall mean, with respect to any Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date, pursuant to the Indenture.

      "Note Interest" shall mean, with respect to any Payment Date and each Class of the Class A Notes, interest for the related Interest Period at the related Note Rate on the related Note Principal Balance as of the first day of the Interest Period (after giving effect to the distributions made on the first day of the Interest Period).

      "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is


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

subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

      "Payment Date" shall mean the 15th day of each month (or if such 15th day is not a Business Day, the first Business Day immediately following) beginning with the first Payment Date.

      "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final non-appealable order of a court having competent jurisdiction.

      "Premium" shall have the meaning assigned to that term in the Insurance Agreement.

      "Reimbursement Amount" shall mean, as to any Payment Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 8.03(a) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 8.03(a) of the Indenture plus (ii) interest on such amounts at the Late Payment Rate.

      "Scheduled Maturity Date" shall mean the Payment Date in May 2036.

      "Term of Policy" shall mean the date that is the later of (i) the date that is one year and one day following the date on which all of the Class A Notes have been paid in full and (ii) if any proceeding referenced in the third full paragraph on page 5 of this Policy Endorsement has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

      "Trustee" shall mean the Indenture Trustee.

      "Unpaid Investor Interest Shortfall" shall mean, with respect to any Payment Date and the Class A Notes, the aggregate amount of the Note Interest that was accrued for a prior Payment Date and has not been distributed to Holders of such Notes.

      Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement (including the Master Glossary of Defined Terms attached as Annex 1 to the Indenture), without giving effect to any amendment to or modification of the Indenture that shall not have been approved in writing by the Insurer.

      The Insurer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Indenture and the Insurance Agreement. The Insurer's obligations with respect to Insured Payments shall be discharged to


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

the extent that Insured Payments are received by the Trustee whether or not such Insured Payments are properly applied by the Trustee.

      As provided by the Policy, the Insurer will pay any Credit Enhancement Draw Amount other than for a Preference Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Payment Date on which the Credit Enhancement Draw Amount (other than a Preference Amount) is due or
(ii) the second Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

      The Insurer shall pay any Preference Amount portion of a Credit Enhancement Draw Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day next following receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate from the Trustee or the Holder or an opinion of counsel satisfactory to the Insurer, and upon which the Insurer shall be entitled to rely, stating that the Order is final and is not subject to any appeal, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit
A) appropriately completed and executed by the Trustee; provided, that if such documents are received after 12:00 noon, New York City time on such Business Day, they will be deemed to be received the following Business Day; provided further, that the Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Class A Notes prior to the time the Insurer would have been required to make a payment in respect of such principal pursuant to the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i),
(ii), (iii) and (iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Guaranteed Principal Payment Amounts) except on the Scheduled Maturity Date.

      The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.


Form No.:  2B-00-22-110-ENDNY
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

      A Premium will be payable on this Policy on each Payment Date as provided in Section 8.03(a)(i) of the Indenture, and which shall be an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Note Principal Balance on each Payment Date (after giving effect to any distributions of principal to be made on such Payment Date); provided that the initial premium will be equal to $277,500.00 and will be paid on the Closing Date.

      THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any Mortgage Loan in any month in which such Mortgage Loan is paid prior to its stated maturity.

      The Policy does not cover any Basis Risk Carryforward nor does the Policy guarantee to the Holders of the Class A Notes any particular rate of principal payment. The Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).

      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

      No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

      On and after completion of the Term of the Policy, the Policy shall be void and of no force and effect whatsoever.

      This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



Form No.:  2B-00-22-110-ENDNY
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

      IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

First Vice President                            Assistant Secretary


__________________________________              ________________________________



Form No.:  2B-00-22-110-ENDNY
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

                                   EXHIBIT A
                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                 --------------------------------------------
                              Policy No. AB0985BE


                        NOTICE OF NONPAYMENT AND DEMAND
                        FOR PAYMENT OF INSURED AMOUNTS

                                                Date:  [                   ]

AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, NY  10004
Attention:  General Counsel

      Reference is made to Certificate Guaranty Insurance Policy No. AB0985BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture (including all Annexes, Exhibits and Schedules thereto), dated as of March 30, 2006, between CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, as Issuer, and JPMorgan Chase Bank, National Association, as Indenture Trustee, and Chase Bank USA, National Association, as Indenture Co-Trustee (as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture) (the "Indenture"), as the case may be, unless the context otherwise requires.

      The Indenture Trustee hereby certifies as follows:

      1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

      2.    The relevant Payment Date or Scheduled Maturity Date is [date].

      3. Payment on the Class A Notes in respect of the Payment Date is due to be received on ____________________________ under the
            Indenture, in an amount equal to $_____________________.

     [3. The amount to be paid to the Holders of the Class A Notes on the Scheduled Maturity Date is $__________.]

      4. There is a Credit Enhancement Draw Amount and/or Preference Amount of $___________ in respect of the Class A Notes, which amount is an Insured Amount pursuant to the terms of the Policy.

      5. The sum of $________________ is the Insured Amount that is Due For Payment.

      6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date or the Scheduled Maturity Date, as the case may be.

Form No.:  2B-00-22-110-ENDNY

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      7.    The Indenture Trustee hereby requests the payment of the Insured
            Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

           ____________________________________  Indenture  Trustee's  account number.

      8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class A Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Payments Account and not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to the Notes and the corresponding claim on the Policy and proceeds thereof.

      Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

                                          [Name of Trustee]


                                          By:________________________________


                                          Title:_____________________________
                                                        (Officer)


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